Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 2 – Intangible Assets

Intangible assets at September 30, 2019 and December 31, 2018 consisted of the following:

	September 30, 2019	December 31, 2018
Gross intangible assets	$11,059,429	$11,059,429
Less: Accumulated amortization	(1,218,143)	(621,647)
Total intangible assets, net	$9,841,286	$10,437,782

Amortization expense was $198,832 and $200,256 for the three months ended September 30, 2019 and 2018, respectively, and $596,496 and $422,814 for the nine months ended September 30, 2019 and 2018, respectively. This expense is included within research and development expense in the accompanying condensed consolidated statements of operations. Our estimated amortization expense for the next year will be approximately $795,000 and approximately $788,000 per year for annual periods thereafter.

The capitalized costs for the license rights to PCS-499 included the $8 million purchase price, $1,782 in transaction costs and $3,037,147 associated with the initial recognition of an offsetting deferred tax liability related to the acquired temporary difference for an asset purchased that is not a business combination and has a tax basis of $1,782 in accordance with ASC 740-10-25-51 Income Taxes. In accordance with ASC Topic 730, Research and Development, we capitalized the costs of acquiring the exclusive license rights to PCS-499, as the exclusive license rights represent intangible assets to be used in research and development activities that management believes has future alternative uses.

Note 5 – Intangible Assets

Intangible assets at December 31, 2018 consisted of the capitalized costs of $20,500 for a purchased software license and $11,038,929 associated with our exercise of the option to acquire the exclusive license from CoNCERT related to patent rights and know-how to develop and commercialize compounds and products for PCS-499 and each metabolite thereof and the related income tax effects (See Note 1). The capitalized costs for the license rights to PCS-499 include $8 million purchase price, $1,782 in transaction costs and $3,037,147 associated with the initial recognition of an offsetting deferred tax liability related to the acquired temporary difference for an asset purchased that is not a business combination and has a tax basis of $1,782 in accordance with ASC 740-10-25-51 Income Taxes. In accordance with ASC Topic 730, Research and Development, we capitalized the costs of acquiring the exclusive license rights to PCS-499 as the exclusive license rights represent intangible assets to be used in research and development activities that have future alternative uses.

Acquisition of the CoNCERT License

On March 19, 2018, Promet, Processa and CoNCERT amended the Agreement executed in October 2017. The Agreement was assigned to Processa and Processa exercised the exclusive option for the PCS-499 compound in exchange for CoNCERT receiving, in part, $8 million of our common stock that was held by Promet (2,090,301 shares at $3.83 per share) and to be released to CoNCERT for the benefit of Processa in satisfaction of the obligation due for the exclusive license for PCS-499 acquired by us. There was no change in the total shares issued and outstanding of 35,272,626, however, Promet released to CoNCERT the approximately 6% of the shares acquired in the Promet/Heatwurx combination, which were reserved for CoNCERT in respect of the license as part of the overall transaction leaving Promet with approximately 84% controlling interest and CoNCERT with approximately 6%. Promet contributed the payment of the obligation due for the exclusive license to us without consideration paid to them. As a result of the transaction, we recognized an exclusive license intangible asset with a fair value of $8 million and an offsetting increase in additional paid-in capital resulting from Promet releasing the shares reserved for CoNCERT in respect of CoNCERT’s contributed license on behalf of Processa, and thereby satisfying Processa’s liability to CoNCERT.

The negotiation of the modification to the Agreement was in process as of October 4, 2017 and was finalized in mid-February 2018 and the legal documents were thereafter executed and the option was exercised on March 19, 2018 in exchange for CoNCERT receiving: (i) $8 million of our common stock that was held by Promet LLC for the benefit of CoNCERT; (ii) royalties, on a product-by-product basis, on worldwide net sales of products during each year as follows: (a) four percent (4%) of sales less than or equal to $100 million; (b) five percent (5%) of sales greater than $100 million and less than or equal to $500 million; (c) six percent (6%) of sales greater than $500 million and less than or equal to $1 billion; and, (d) for that portion greater than $1 billion, (i) with respect to net sales made by Promet or any of its affiliates, ten percent (10%) of net sales, and (ii) with respect to net sales made by any sub-licensee, the greater of (1) 6% of such net sales or (2) 50% of all payments received by Promet or any of its affiliates with respect to such net sales; and (iii) 15% of any sublicense revenue earned by us for a period equivalent to the royalty term (as defined in the Agreement) until the earliest of (a) our raising $8 million of gross proceeds and (b) CoNCERT being able to sell its shares of our common stock without restrictions pursuant to the terms of the amended Agreement. All other terms of the Agreement remained unchanged. The license agreement was assigned to and exercised by us. As a result of the transaction, we recognized an intangible asset for the fair value of the common stock consideration paid of $8 million with an offsetting amount in additional paid-in capital resulting from Promet releasing the shares to CoNCERT in satisfaction of our obligation to CoNCERT under the Agreement.

We estimated the fair value of the common stock issued based on the market approach and CoNCERT’s requirement to receive shares valued at $8 million. The market approach was based on the final negotiated number of shares of stock determined on a volume weighted average price of our common stock quoted on the OTC Pink Marketplace over a 45 day period preceding the mid-February 2018 finalized negotiation of the modification to the option and license agreement with CoNCERT, an unrelated third party, for the exclusive license rights to PCS-499. However, we have less than 300 shareholders, the volume of shares trading for our common stock is not significant and the OTC Pink Marketplace is not a national exchange; therefore, the volume weighted average price quotes for our common stock are from markets that are not active and consequently are Level 2 inputs. The total cost recognized for the exclusive license acquired represents the allocated fair value related to the stock transferred to CoNCERT plus the recognition of the deferred tax liability related to the acquired temporary difference and the transaction costs incurred to complete the transaction as discussed above.

Our intangible assets consist of the following at December 31, 2018:

	License Rights to PCS-499	Software License	December 31, 2018
Gross intangible asset	$11,038,929	$20,500	$11,059,429
Less: accumulated amortization	(616,807)	(4,840)	(621,647)
Total intangible asset, net	$10,422,122	$15,660	$10,437,782

Amortization expense was $621,647 for the year ended December 31, 2018 and is included within research and development expense in the accompanying consolidated statements of operations. We had no intangible assets at December 31, 2017. As of December 31, 2018, estimated amortization expense for the next two years amounts will be approximately $795,000 per year and for annual periods thereafter approximately $788,000 per year.